SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                          -------------

                            FORM 8-K

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


                          October 1, 1997
        Date of Report (Date of earliest event reported)



                          ConAgra, Inc.
     (Exact name of registrant as specified in its charter)


         Delaware               1-7275           47-0248710
     (State or other          (Commission       (IRS Employer
     jurisdiction of          File Number)    Identification No.)
     incorporation)


     One ConAgra Drive, Omaha, Nebraska           68102-5001
     (Address of principal executive offices)     (Zip Code)



       Registrant's telephone number, including area code
                         (402) 595-4000















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Item 5.   OTHER EVENTS.

         In accordance with Rule 416(b) promulgated under the Securities Act of 1933, as amended (the "Securities Act"), the number of shares of ConAgra Common Stock, par value $5.00 per share, registered for sale under the Securities Act by the following Registration Statements are deemed to be increased by the two-for-one stock split of the ConAgra Common Stock effected in the form of a stock dividend on October 1, 1997 to holders of record on September 5, 1997 (the "Stock Split"), to cover the additional shares resulting from the application of the Stock Split to the registered shares of ConAgra Common Stock remaining unsold under the Registration Statements listed below as of October 1, 1997:

         Registration Statement on Form S-8 (Reg. No. 2-62813) filed with the Securities and Exchange Commission on October 13, 1978

         Registration Statement on Form S-8 (Reg. No. 2-80740) filed with the Securities and Exchange Commission on December 16, 1982

         Registration Statement on Form S-8 (Reg. No. 2-81244) filed with the Securities and Exchange Commission on January 10, 1983

         Registration Statement on Form S-8 (Reg. No. 2-96891) filed with the Securities and Exchange Commission on April 3, 1985

         Registration Statement on Form S-8 (Reg. No. 33-02136) filed with the Securities and Exchange Commission on December 13, 1985

         Registration Statement on Form S-8 (Reg. No. 33-15815) filed with the Securities and Exchange Commission on July 14, 1987

         Registration Statement on Form S-8 (Reg. No. 33-28079) filed with the Securities and Exchange Commission on April 11, 1989

         Registration Statement on Form S-8 (Reg. No. 33-37293) filed with the Securities and Exchange Commission on October 15, 1990

         Registration Statement on Form S-8 (Reg. No. 33-41704) filed with the Securities and Exchange Commission on July 17, 1991

         Registration Statement on Form S-8 (Reg. No. 33-48295) filed with the Securities and Exchange Commission on June 2, 1992



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         Registration Statement on Form S-8 (Reg. No. 33-52330)
         filed with the Securities and Exchange Commission on September 23, 1992

         Registration Statement on Form S-8 (Reg. No. 33-50113) filed with the Securities and Exchange Commission on August 30, 1993

         Registration Statement on Form S-8 (Reg. No. 33-50649) filed with the Securities and Exchange Commission on October 18, 1993

         Registration Statement on Form S-8 (Reg. No. 33-63061) filed with the Securities and Exchange Commission on September 29, 1995

         Registration Statement on Form S-8 (Reg. No. 333-00997) filed with the Securities and Exchange Commission on February 16, 1996

         Registration Statement on Form S-8 (Reg. No. 333-17573) filed with the Securities and Exchange Commission on December 10, 1996

         Registration Statement on Form S-8 (Reg. No. 333-17549) filed with the Securities and Exchange Commission on December 10, 1996

         The foregoing Registration Statements, each of which incorporates this current report on Form 8-K, are hereby amended pursuant to Rule 416(b) promulgated under the Securities Act to increase the number of shares of the ConAgra Common Stock registered thereunder to reflect the effects of the Stock Split.

Item 7.           Exhibits.

                  None.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CONAGRA, INC.

                                             /s/ James P. O'Donnell
February 20, 1998                        By:__________________________
                                            James P. O'Donnell
                                            Executive Vice President,
                                            Chief Financial Officer and
                                            Corporate Secretary


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